UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________

FORM 8-K/A
Amendment Number 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

September 10, 2007
Date of Report (Date of earliest event reported)

Colonial Commercial Corp.
(Exact name of Registrant as Specified in Charter)

NEW YORK	1-6663	11-2037182
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 WAGARAW ROAD, HAWTHORNE, NEW JERSEY	07506
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: 973-427-8224

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment Number 1 is being filed to amend the Current Report on Form 8-K originally filed by Colonial Commercial Corp. (the “Company”) with the Securities and Exchange Commission on September 14, 2007 to provide the information required by Item 9.01(a) and (b) of Form 8-K, relating to the September 10, 2007 acquisition of the assets of S&A Supply, Inc. (“S&A Supply”).  The information previously reported and the exhibits previously filed in Items 1.01, 2.01, 2.03 and 9.01(d) of the original filing are incorporated by reference into this Amendment.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of businesses acquired

Exhibit 99.01 The audited financial statements of S&A Supply for the year ended December 31, 2006 are incorporated by reference herein and include the following:

(i)	Independent Auditor’s Report

(ii)	Balance Sheet

(iii)	Statement of Income

(iv)	Statement of Retained Earnings

(v)	Statement of Cash Flows

(vi)	Notes to Financial Statements

Exhibit 99.02 The unaudited financial statements of S&A Supply for the six months ended June 30, 2007 and 2006 are incorporated by reference herein and include the following:

(i)	Statement of Operations

(ii)	Statement of Cash Flows

(iii)	Notes to Financial Statements

(b) Pro forma financial information

Exhibit 99.03 The unaudited pro forma condensed consolidated statements of operations of the Company and S&A Supply are incorporated by reference herein and include the following:

(i)	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2006

(ii)	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2007

(c) Not applicable

(d) Exhibits

Exhibit No.	Description

99.01	Audited financial statements of S&A Supply, Inc. for the year ended December 31, 2006, filed herewith.

99.02	Unaudited financial statements of S&A Supply, Inc. for the six months ended June 30, 2007 and 2006, filed herewith.

99.03	Unaudited pro forma condensed consolidated statements of operations of Colonial Commercial Corp. and S&A Supply, Inc., filed herewith:

(i)	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2006

(ii)	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONIAL COMMERCIAL CORP.
(Registrant)

Date: November 23, 2007	/s/ William Salek
William Salek
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.01	Audited financial statements of S&A Supply, Inc. for the year ended December 31, 2006, filed herewith.

99.02	Unaudited financial statements of S&A Supply, Inc. for the six months ended June 30, 2007 and 2006, filed herewith.

99.03	Unaudited pro forma condensed consolidated statements of operations of Colonial Commercial Corp. and S&A Supply, Inc., filed herewith:

(i)	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2006

(ii)	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2007